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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


Form 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                              January 21, 1998

Exact name of registrant
as specified in its charter:                 BELL ATLANTIC CORPORATION

Commission File Number:                      1-8606

State of Incorporation:                      Delaware

I.R.S. Employer Identification No.:          23-2259884

Address of principal
executive offices:                           1095 Avenue of the Americas
                                             New York, New York
Zip Code                                     10036

Registrant's telephone number,
including area code:                         (212) 395-2121

Former name or former address,
if changed since last report:                Not applicable
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Item 5.   Other Events
          ------------

Attached as exhibits are (i) a press release issued by Bell Atlantic Corporation on January 21, 1998 announcing earnings for 1997, and (ii) the Quarterly Bulletin for the 4th quarter 1997 issued by Bell Atlantic Corporation on January 21, 1998.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c) Exhibits.

99.1      Press Release, dated January 21, 1998, issued by Bell Atlantic
          Corporation.

99.2      Quarterly Bulletin issued by Bell Atlantic Corporation on January 21,
          1998.


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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BELL ATLANTIC CORPORATION



                              By: /s/ Mel Meskin
                                  --------------
                                  Mel Meskin
                                  Vice President-Comptroller



Date: January 22, 1998



                                       2
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EXHIBIT INDEX

Exhibit No.  Description

99.1  Press Release, dated January 21, 1998, issued by Bell Atlantic
      Corporation.

99.2  Quarterly Bulletin issued by Bell Atlantic Corporation on January 21,
      1998.